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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported): NOVEMBER 15, 1996

                                 U S WEST, INC.

             (Exact name of registrant as specified in its charter)

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
    A DELAWARE CORPORATION             COMMISSION FILE            IRS EMPLOYER
                                                                 IDENTIFICATION
   (State of incorporation)             NUMBER 1-8611            NO. 84-0926774
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               7800 EAST ORCHARD ROAD, ENGLEWOOD, COLORADO 80111
          (Address of principal executive offices, including Zip Code)

                        TELEPHONE NUMBER (303) 793-6500
              (Registrant's telephone number, including area code)

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    The undersigned Registrant hereby amends the following items, exhibits, or other portions of its Form 8-K, Commission File Number 1-8611, dated November 15, 1996, as set forth in the pages hereto.

ITEM 7. EXHIBITS

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
 EXHIBITS    DESCRIPTION
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
       99G   Unaudited Pro Forma Condensed Combined Financial Statements of U S WEST, Inc. and subsidiaries and
               U S WEST Media Group as of September 30, 1996 and for the nine months ended September 30, 1996, and for the year ended December 31, 1995.
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                U S WEST, INC.

                                By:             /s/ STEPHEN E. BRILZ
                                     -----------------------------------------
                                                  Stephen E. Brilz
                                               CORPORATE COUNSEL AND
                                                ASSISTANT SECRETARY

Dated: December 12, 1996